UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):        May 13, 2008
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code        (216) 755-5500

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
On May 13, 2008, as part of Developers Diversified Realty Corporation’s (the “Company”) annual shareholder meeting, the Company’s shareholders approved the 2008 Developers Diversified Realty Corporation Equity-Based Award Plan (the “Plan”). The Plan provides for the grant to officers, other employees and directors of the Company, its subsidiaries and affiliates, of share options, share appreciation rights, restricted shares, deferred shares, share purchase rights and other awards based on common shares. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the annual shareholder meeting dated April 3, 2008. A copy of the Plan is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
Exhibit 10.1 2008 Developers Diversified Realty Corporation Equity-Based Award Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation
(Registrant)

Date May 15, 2008	/s/ Christa A. Vesy
Christa A. Vesy
Senior Vice President and Chief Accounting Officer